Exhibit 99.1
                                  ------------

           The Group I Mortgage Loans consist of approximately 3,733 Mortgage Loans, all of which are secured by first Mortgages. The Group II Mortgage Loans consist of approximately 696 Mortgage Loans, of which approximately 96.91% are secured by first Mortgages and approximately 3.09% are secured by second Mortgages.

         Each Mortgage Loan will accrue interest at the adjustable-rate or fixed-rate calculated as specified under the terms of the related mortgage note (each such rate, a "Mortgage Rate"). Approximately 61.09% of the Group I Mortgage Loans are adjustable-rate Mortgage Loans (the "Adjustable-Rate Group I Mortgage Loans") and approximately 38.91% of the Group I Mortgage Loans are fixed-rate Mortgage Loans (the "Fixed-Rate Group I Mortgage Loans"). Approximately 64.29% of the Group II Mortgage Loans are adjustable-rate Mortgage Loans (the "Adjustable-Rate Group II Mortgage Loans") and approximately 35.71% of the Group II Mortgage Loans are fixed-rate Mortgage Loans (the "Fixed-Rate Group II Mortgage Loans").

         Each of the fixed-rate Mortgage Loans has a Mortgage Rate that is fixed for the life of such Mortgage Loan.

         Each adjustable-rate Mortgage Loan accrues interest at a Mortgage Rate that is adjustable. Generally, the adjustable-rate Mortgage Loans provide for semi-annual adjustment to the Mortgage Rate thereon and for corresponding adjustments to the monthly payment amount due thereon, in each case on each adjustment date applicable thereto (each such date, an "Adjustment Date"); provided, that the first adjustment for the adjustable-rate Group I Mortgage Loans will occur after an initial period of two years, in the case of approximately 54.87% of the Adjustable-Rate Group I Mortgage Loans, three years, in the case of approximately 5.67% of the Adjustable-Rate Group I Mortgage Loans or fifteen years, in the case of approximately 0.52% of the Adjustable-Rate Group I Mortgage Loans, and that the first adjustment for the adjustable-rate Group II Mortgage Loans will occur after an initial period of two years, in the case of approximately 57.56% of the Adjustable-Rate Group II Mortgage Loans, three years, in the case of approximately 6.47% of the Adjustable-Rate Group II Mortgage Loans or fifteen years, in the case of approximately 0.27% of the Adjustable-Rate Group II Mortgage Loans (any adjustable-rate Mortgage Loan having such a delayed first adjustment feature, a "Delayed First Adjustment Mortgage Loan"). On each Adjustment Date for each adjustable-rate Mortgage Loan, the Mortgage Rate thereon will be adjusted to equal the sum, rounded to the nearest or next highest multiple of 0.125%, of Six-Month LIBOR (as defined below) and a fixed percentage amount (the "Gross Margin"). The Mortgage Rate on each Adjustable-Rate Mortgage Loan will not increase by more than a stated percentage (1.000% per annum to 3.000% per annum, as specified in the related mortgage note) on the first related Adjustment Date (the "Initial Periodic Rate Cap") and will not increase or decrease by more than a stated percentage (1.000% per annum to 1.500% per annum, as specified in the related mortgage note) on any Adjustment Date thereafter (the "Subsequent Periodic Rate Cap"). The Adjustable-Rate Group I Mortgage Loans have a weighted average Initial Periodic Rate Cap of approximately 2.999% per annum and a weighted average Subsequent Periodic Rate Cap of approximately 1.002% per annum, and the Adjustable-Rate Group II Mortgage Loans have a weighted average Initial Periodic Rate Cap of approximately 3.000% per annum and a weighted average Subsequent Periodic Rate Cap of approximately 1.007% per annum. Each Mortgage Rate on each adjustable-rate Mortgage Loan will not exceed a specified maximum Mortgage Rate over the life of such Mortgage Loan (the "Maximum Mortgage Rate") or be less than a specified minimum Mortgage Rate over the life of such Mortgage Loan (the "Minimum Mortgage Rate"). Effective with the first monthly payment due on each adjustable-rate Mortgage Loan after each related Adjustment Date, the monthly payment amount will be adjusted to an amount that will amortize fully the outstanding Principal Balance of the related Mortgage Loan over its remaining term, and pay interest at the Mortgage Rate as so adjusted. Due to the application of the Periodic Rate Caps and the Maximum Mortgage Rates, the Mortgage Rate on each such adjustable-rate Mortgage Loan, as adjusted on any related Adjustment Date, may be less than the sum of the Index and the related Gross Margin, rounded as described in this prospectus supplement.

         Approximately 70.71% of the Group I Mortgage Loans and approximately 74.34% of the Group II Mortgage Loans provide for payment by the mortgagor of a prepayment charge in limited circumstances on certain prepayments. Generally, each such Mortgage Loan having a prepayment charge provision will provide for payment of a prepayment charge on certain partial prepayments and all prepayments in full made within a stated number of months that is between 0 and 36 months from the date of origination of such Mortgage Loan. The amount of the prepayment charge is provided in the related mortgage note and is generally equal to six months' interest on the amount prepaid in excess of 20% of the original principal balance of the related Mortgage Loan in any twelve-month period. The holders of the Class P Certificates will be entitled to all prepayment charges received on the Mortgage Loans, and such amounts will not be available for distribution on the other classes of certificates. Under certain circumstances, as described in the Pooling Agreement, the Master Servicer may waive the payment of any otherwise applicable prepayment charge. Investors should conduct their own analysis of the effect, if any, that the prepayment charges, and decisions by the Master Servicer with respect to the waiver thereof, may have on the prepayment performance of the Mortgage Loans. As of July 1, 2003, the Alternative Mortgage Parity Act of 1982 (the "Parity Act"), which regulates the ability of the Originator to impose prepayment charges, was amended, and as a result, the Originator will be required to comply with state and local laws in originating mortgage loans with prepayment charge provisions after July 1, 2003. The Depositor makes no representations as to the effect that the prepayment charges, decisions by the Master Servicer with respect to the waiver thereof and the recent amendment of the Parity Act, may have on the prepayment performance of the Mortgage Loans. See "Certain Legal Aspects of Mortgage Loans-Enforceability of Certain Provisions-Prepayment Penalties" in the prospectus.

         With respect to approximately 0.17% of the Mortgage Loans (the "Rate Reduction Mortgage Loans"), after the related borrower makes twenty-four consecutive on-time payments, the related Mortgage Rate is reduced by 1.00%. An on-time payment is defined as one made before a late charge is imposed. Any Mortgage Rate reductions earned will be maintained for the life of the loan except in the event the related borrower misses two consecutive payments in which case the rate reduction will no longer apply.

GROUP I MORTGAGE LOANS STATISTICS

         The following statistical information, unless otherwise specified, is based upon percentages of the Principal Balances of the Group I Mortgage Loans as of the Cut-off Date.

         Approximately 36.89% of the Group I Mortgage Loans had loan-to-value ratios at origination in excess of 80.00%. Approximately 0.79% of the Group I Mortgage Loans had a loan-to-value ratio at origination in excess of 95.00% and the weighted average loan-to-value ratio of the Group I Mortgage Loans at origination was approximately 77.53%. There can be no assurance that the loan-to-value ratio of any Mortgage Loan determined at any time after origination is less than or equal to its original loan-to-value ratio. Additionally, the Originator's determination of the value of a Mortgaged Property used in the calculation of the loan-to-value ratios of the Mortgage Loans may differ from the appraised value of such Mortgaged Property or the actual value of such Mortgaged Property.

         All of the Group I Mortgage Loans have a Due Date of the first day of the month (the "Due Date").

         The weighted average remaining term to maturity of the Group I Mortgage Loans is approximately 353 months as of the Cut-off Date. None of the Group I Mortgage Loans had a first Due Date prior to February 1, 2003 or after November 1, 2003 or will have a remaining term to maturity of less than 118 months or greater than 360 months as of the Cut-off Date. The latest maturity date of any Group I Mortgage Loan October 1, 2033.

         The average Principal Balance of the Group I Mortgage Loans at origination was approximately $157,072. The average Principal Balance of the Group I Mortgage Loans as of the Cut-off Date was approximately $156,906. No Group I Mortgage Loan had a Principal Balance as of the Cut-off Date of greater than approximately $499,176 or less than approximately $49,443.

         The Group I Mortgage Loans had Mortgage Rates as of the Cut-off Date of not less than 4.750% per annum and not more than 12.489% per annum and the weighted average Mortgage Rate was approximately 7.208% per annum. As of the Cut-off Date, the Adjustable-Rate Group I Mortgage Loans had Gross Margins ranging from 2.800% to 8.000%, Minimum Mortgage Rates ranging from 5.000% per annum to 2.489% per annum and Maximum Mortgage Rates ranging from 11.000% per annum to 18.489% per annum. As of the Cut-off Date, the Adjustable-Rate Group I Mortgage Loans had a weighted average Gross Margin of approximately 5.07% per annum, a weighted average Minimum Mortgage Rate of approximately 7.301% per annum and a weighted average Maximum Mortgage Rate of approximately 13.306% per annum. The latest next Adjustment Date following the Cut-off Date on any Adjustable-Rate Group I Mortgage Loan occurs in September 1, 2018, and the weighted average next Adjustment Date for the Adjustable-Rate Group I Mortgage Loans following the Cut-off Date is November 2005.

         The Group I Mortgage Loans are expected to have the following characteristics as of the Cut-off Date (the sum in any column may not equal the total indicated due to rounding):

        CUT-OFF DATE PRINCIPAL BALANCES OF THE GROUP I MORTGAGE LOANS(1)

                                                                 % OF AGGREGATE
                               NUMBER OF   PRINCIPAL BALANCE   PRINCIPAL BALANCE
                               MORTGAGE    OUTSTANDING AS OF   OUTSTANDING AS OF
      PRINCIPAL BALANCE ($)      LOANS     THE CUT-OFF DATE     THE CUT-OFF DATE
-----------------------------  ---------   -----------------   -----------------
     less than 50,000.00.....      33       $  1,646,802.12          0.28%
  50,000.01 to 75,000.00.....     417         26,561,500.09          4.53
 75,000.01 to 100,000.00.....     496         43,661,549.40          7.45
100,000.01 to 125,000.00.....     493         55,842,478.36          9.53
125,000.01 to 150,000.00.....     551         76,044,947.02         12.98
150,000.01 to 175,000.00.....     457         74,220,545.07         12.67
175,000.01 to 200,000.00.....     347         65,244,248.08         11.14
200,000.01 to 225,000.00.....     271         57,576,472.52          9.83
225,000.01 to 250,000.00.....     204         48,532,839.11          8.29
250,000.01 to 275,000.00.....     180         47,384,926.87          8.09
275,000.01 to 300,000.00.....     125         35,955,174.01          6.14
300,000.01 to 325,000.00.....     108         33,776,041.80          5.77
325,000.01 to 350,000.00.....      14          4,730,272.59          0.81
350,000.01 to 375,000.00.....      14          5,070,345.11          0.87
375,000.01 to 400,000.00.....      13          5,064,479.43          0.86
400,000.01 to 425,000.00.....       6          2,473,438.76          0.42
450,000.01 to 475,000.00.....       1            471,738.31          0.08
475,000.01 to 500,000.00.....       3          1,473,552.58          0.25
                                -----       ---------------        ------
   Total.....................   3,733       $585,731,351.23        100.00%
                                =====       ===============        ======

___________________
(1) The average Cut-off Date Principal Balance of the Group I Mortgage Loans was approximately $156,906.


                 CREDIT SCORES FOR THE GROUP I MORTGAGE LOANS(1)

                                                                 % OF AGGREGATE
                             NUMBER OF    PRINCIPAL BALANCE    PRINCIPAL BALANCE
                             MORTGAGE     OUTSTANDING AS OF    OUTSTANDING AS OF
         CREDIT SCORE          LOANS      THE CUT-OFF DATE      THE CUT-OFF DATE
--------------------------   ---------    -----------------    -----------------
751 to 800................       93        $ 15,473,290.76             2.64%
701 to 750................      268          41,247,980.48             7.04
651 to 700................      631         100,280,000.11            17.12
601 to 650................    1,108         177,157,578.64            30.25
551 to 600................      859         137,154,544.41            23.42
501 to 550................      761         112,765,262.61            19.25
451 to 500................       13           1,652,694.22             0.28
                              -----        ---------------           ------
   Total..................    3,733        $585,731,351.23           100.00%
                              =====        ===============           ======

___________________
(1) The weighted average credit score of the Group I Mortgage Loans that had credit scores was approximately 613.

                   CREDIT GRADE FOR THE GROUP I MORTGAGE LOANS

                                                                 % OF AGGREGATE
                              NUMBER OF   PRINCIPAL BALANCE    PRINCIPAL BALANCE
                              MORTGAGE    OUTSTANDING AS OF    OUTSTANDING AS OF
        CREDIT GRADE            LOANS     THE CUT-OFF DATE      THE CUT-OFF DATE
---------------------------   ---------   -----------------    -----------------
AA+........................      558        $ 82,083,592.66         14.01%
AA.........................    1,621         260,427,043.58         44.46
A..........................    1,075         171,497,870.28         29.28
B..........................      356          54,254,901.25          9.26
C..........................       75          10,614,452.56          1.81
CC.........................       48           6,853,490.90          1.17
                               -----        ---------------        ------
   Total...................    3,733        $585,731,351.23        100.00%
                               =====        ===============        ======



           ORIGINAL TERMS TO MATURITY OF THE GROUP I MORTGAGE LOANS(1)

                                                                % OF AGGREGATE
                            NUMBER OF   PRINCIPAL BALANCE     PRINCIPAL BALANCE
                            MORTGAGE    OUTSTANDING AS OF     OUTSTANDING AS OF
ORIGINAL TERM (MONTHS)        LOANS     THE CUT-OFF DATE       THE CUT-OFF DATE
----------------------      ---------   -----------------     -----------------
120...................           3       $    223,057.49            0.04%
180...................         114         12,397,631.52            2.12
240...................          83          9,949,487.94            1.70
360...................       3,533        563,161,174.28           96.15
                             -----       ---------------          ------
   Total..............       3,733       $585,731,351.23          100.00%
                             =====       ===============          ======

___________________
(1) The weighted average original term to maturity of the Group I Mortgage Loans was approximately 354 months.



          REMAINING TERMS TO MATURITY OF THE GROUP I MORTGAGE LOANS(1)

                                                                 % OF AGGREGATE
                              NUMBER OF    PRINCIPAL BALANCE   PRINCIPAL BALANCE
                              MORTGAGE     OUTSTANDING AS OF   OUTSTANDING AS OF
  REMAINING TERM (MONTHS)       LOANS      THE CUT-OFF DATE     THE CUT-OFF DATE
-------------------------     ---------    -----------------   -----------------
116 to 120...............          3        $    223,057.49             0.04%
176 to 180...............        114          12,397,631.52             2.12
236 to 240...............         83           9,949,487.94             1.70
351 to 355...............         35           4,933,218.36             0.84
356 to 360...............      3,498         558,227,955.92            95.30
                               -----        ---------------           ------
   Total.................      3,733        $585,731,351.23           100.00%
                               =====        ===============           ======

___________________
(1) The weighted average remaining term to maturity of the Group I Mortgage Loans was approximately 353 months.

                  PROPERTY TYPES OF THE GROUP I MORTGAGE LOANS

                                                                 % OF AGGREGATE
                                 NUMBER OF  PRINCIPAL BALANCE  PRINCIPAL BALANCE
                                 MORTGAGE   OUTSTANDING AS OF  OUTSTANDING AS OF
      PROPERTY TYPE                LOANS    THE CUT-OFF DATE    THE CUT-OFF DATE
------------------------------   ---------  -----------------  -----------------
SFR - Detached................     2,864     $433,503,402.76          74.01%
2-4 family - Detached.........       301       62,034,816.40          10.59
PUD - Detached(1).............       259       40,906,535.61           6.98
Low Rise Condo - Attached.....       173       24,397,585.49           4.17
2-4 family - Attached.........        60       14,470,357.01           2.47
SFR - Attached................        39        5,348,296.42           0.91
PUD - Attached(1).............        28        3,719,413.27           0.64
High Rise Condo - Attached....         8        1,207,535.97           0.21
Low Rise Condo - Detached.....         1          143,408.30           0.02
                                   -----     ---------------         ------
   Total......................     3,733     $585,731,351.23         100.00%
                                   =====     ===============         ======

___________________
(1)  PUD refers to a home or "unit" in a Planned Unit Development.


                OCCUPANCY STATUS OF THE GROUP I MORTGAGE LOANS(1)

                                                                  % OF AGGREGATE
                               NUMBER OF   PRINCIPAL BALANCE   PRINCIPAL BALANCE
                               MORTGAGE    OUTSTANDING AS OF   OUTSTANDING AS OF
       OCCUPANCY STATUS          LOANS     THE CUT-OFF DATE     THE CUT-OFF DATE
-----------------------------  ---------   -----------------   -----------------
Owner Occupied...............   3,502       $553,920,997.01            94.57%
Non-Owner Occupied...........     185         25,528,877.58             4.36
Second Home..................      46          6,281,476.64             1.07
                                -----       ---------------           ------
   Total.....................   3,733       $585,731,351.23           100.00%
                                =====       ===============           ======
___________________
(1)  Occupancy as represented by the mortgagor at the time of origination.


                      PURPOSE OF THE GROUP I MORTGAGE LOANS

                                                                 % OF AGGREGATE
                               NUMBER OF   PRINCIPAL BALANCE   PRINCIPAL BALANCE
                               MORTGAGE    OUTSTANDING AS OF   OUTSTANDING AS OF
          PURPOSE                LOANS     THE CUT-OFF DATE     THE CUT-OFF DATE
-----------------------------  ---------   -----------------   -----------------
Cash Out Refinance...........   2,395       $381,846,222.99          65.19%
Purchase.....................   1,023        156,428,319.08          26.71
Rate and Term Refinance......     315         47,456,809.16           8.10
                                -----       ---------------         ------
   Total.....................   3,733       $585,731,351.23         100.00%
                                =====       ===============         ======

      ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP I MORTGAGE LOANS(1)(2)(3)

                                                                 % OF AGGREGATE
                                 NUMBER OF  PRINCIPAL BALANCE  PRINCIPAL BALANCE
                                 MORTGAGE   OUTSTANDING AS OF  OUTSTANDING AS OF
ORIGINAL LOAN-TO-VALUE RATIO(%)    LOANS    THE CUT-OFF DATE    THE CUT-OFF DATE
-------------------------------  ---------  -----------------  -----------------
10.01 to 15.00.................       2      $    173,484.98           0.03%
15.01 to 20.00.................       6           443,796.72           0.08
20.01 to 25.00.................      15         1,205,585.68           0.21
25.01 to 30.00.................      20         2,131,865.54           0.36
30.01 to 35.00.................      32         3,419,005.67           0.58
35.01 to 40.00.................      43         5,016,691.06           0.86
40.01 to 45.00.................      45         5,240,019.57           0.89
45.01 to 50.00.................      77        10,445,762.23           1.78
50.01 to 55.00.................      92        13,423,577.77           2.29
55.01 to 60.00.................     151        22,900,442.44           3.91
60.01 to 65.00.................     238        37,136,390.41           6.34
65.01 to 70.00.................     306        50,418,983.73           8.61
70.01 to 75.00.................     379        59,602,626.33          10.18
75.01 to 80.00.................   1,013       158,089,754.62          26.99
80.01 to 85.00.................     303        52,052,502.48           8.89
85.01 to 90.00.................     618       101,932,751.12          17.40
90.01 to 95.00.................     359        57,483,597.18           9.81
95.01 to 100.00................      34         4,614,513.70           0.79
                                  -----      ---------------         ------
   Total.......................   3,733      $585,731,351.23         100.00%
                                  =====      ===============         ======

___________________
(1) The weighted average original loan-to-value ratio of the Group I Mortgage Loans as of the Cut-off Date was approximately 77.53%.
(2) For a description of the determination of loan-to-value ratio by the Master Servicer see "Option One Mortgage Corporation--Underwriting Standards" in the prospectus supplement.
(3) References to Loan-to-Value Ratios are references to combined Loan-to-Value ratios with respect to second lien Mortgage Loans.

         GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES RELATED TO
                          THE GROUP I MORTGAGE LOANS(1)


                                                                 % OF AGGREGATE
                                 NUMBER OF  PRINCIPAL BALANCE  PRINCIPAL BALANCE
                                 MORTGAGE   OUTSTANDING AS OF  OUTSTANDING AS OF
         LOCATION                  LOANS    THE CUT-OFF DATE    THE CUT-OFF DATE
------------------------------   ---------  -----------------  -----------------
California....................     622       $117,190,831.11         20.01%
New York......................     437         94,113,930.10         16.07
Massachusetts.................     297         57,387,230.35          9.80
New Jersey....................     213         37,326,762.10          6.37
Florida.......................     265         32,246,995.87          5.51
Texas.........................     247         28,591,667.75          4.88
Illinois......................     172         24,312,216.50          4.15
Connecticut...................     102         15,012,708.48          2.56
Pennsylvania..................     115         14,461,080.96          2.47
Rhode Island..................      88         14,391,417.08          2.46
Georgia.......................     110         13,205,332.38          2.25
Colorado......................      79         13,009,275.87          2.22
Virginia......................      83         12,300,467.48          2.10
North Carolina................      92          9,918,389.45          1.69
Arizona.......................      76          9,765,030.89          1.67
Michigan......................      80          9,010,014.01          1.54
Maryland......................      52          8,689,539.63          1.48
Washington....................      44          7,312,997.23          1.25
Ohio..........................      59          6,972,995.83          1.19
Minnesota.....................      45          6,807,602.57          1.16
New Hampshire.................      43          6,458,874.54          1.10
Kentucky......................      62          5,747,447.91          0.98
Nevada........................      31          4,813,898.52          0.82
Indiana.......................      45          4,486,797.26          0.77
Missouri......................      39          4,177,082.34          0.71
Maine.........................      32          3,730,183.64          0.64
Wisconsin.....................      30          3,372,931.86          0.58
South Carolina................      30          3,257,045.02          0.56
Louisiana.....................      24          2,683,509.76          0.46
Utah..........................      14          2,371,566.54          0.40
Tennessee.....................      18          1,990,903.78          0.34
Oregon........................       9          1,323,225.35          0.23
Delaware......................       6          1,176,639.39          0.20
Alabama.......................       8          1,155,122.74          0.20
Kansas........................       8            956,785.18          0.16
Idaho.........................       7            880,608.06          0.15
Vermont.......................       7            827,130.37          0.14
Wyoming.......................       7            805,044.59          0.14
Iowa..........................      10            795,664.99          0.14
Montana.......................       4            605,438.90          0.10
Nebraska......................       6            583,792.84          0.10
Mississippi...................       4            487,569.81          0.08
New Mexico....................       3            247,957.72          0.04
Arkansas......................       3            245,149.29          0.04
Hawaii........................       1            173,866.94          0.03
Oklahoma......................       1            168,954.32          0.03
North Dakota..................       1             64,000.00          0.01
West Virginia.................       1             62,050.00          0.01
Alaska........................       1             55,623.93          0.01
                                 -----       ---------------        ------
   Total......................   3,733       $585,731,351.23        100.00%
                                 =====       ===============        ======

___________________
(1) The greatest ZIP Code geographic concentration of I Group I Mortgage Loans was approximately .40% in the 11207 ZIP Code.

              DOCUMENTATION LEVELS OF THE GROUP I MORTGAGE LOANS(1)

                                                                 % OF AGGREGATE
                                 NUMBER OF  PRINCIPAL BALANCE  PRINCIPAL BALANCE
                                 MORTGAGE   OUTSTANDING AS OF  OUTSTANDING AS OF
      DOCUMENTATION LEVEL          LOANS    THE CUT-OFF DATE    THE CUT-OFF DATE
-------------------------------  ---------  -----------------  -----------------
Full Documentation.............    2,593     $391,597,614.72        66.86%
Stated Income Documentation....    1,098      188,167,510.18        32.13
No Documentation...............       26        3,437,883.69         0.59
Lite Documentation.............       16        2,528,342.64         0.43
                                   -----     ---------------       ------
   Total.......................    3,733     $585,731,351.23       100.00%
                                   =====     ===============       ======

___________________
(1) For a description of each Documentation Level, see "Option One Mortgage Corporation--Underwriting Standards" in the prospectus supplement.



             CURRENT MORTGAGE RATES OF THE GROUP I MORTGAGE LOANS(1)

                                                                 % OF AGGREGATE
                              NUMBER OF    PRINCIPAL BALANCE   PRINCIPAL BALANCE
                              MORTGAGE     OUTSTANDING AS OF   OUTSTANDING AS OF
CURRENT MORTGAGE RATE (%)       LOANS      THE CUT-OFF DATE     THE CUT-OFF DATE
-------------------------    ----------    -----------------   -----------------
4.501 to 5.000...........          2        $    382,081.20           0.07%
5.001 to 5.500...........         62          12,996,957.02           2.22
5.501 to 6.000...........        327          57,840,553.06           9.87
6.001 to 6.500...........        465          79,727,002.76          13.61
6.501 to 7.000...........        889         144,858,218.67          24.73
7.001 to 7.500...........        567          89,857,517.54          15.34
7.501 to 8.000...........        638          98,313,544.65          16.78
8.001 to 8.500...........        301          42,785,929.99           7.30
8.501 to 9.000...........        235          29,830,205.48           5.09
9.001 to 9.500...........        100          12,857,703.73           2.20
9.501 to 10.000..........         79           8,819,612.14           1.51
10.001 to 10.500.........         36           4,280,776.04           0.73
10.501 to 11.000.........         12           1,272,033.83           0.22
11.001 to 11.500.........         10             804,885.33           0.14
11.501 to 12.000.........          6             683,382.10           0.12
12.001 to 12.500.........          4             420,947.69           0.07
                               -----        ---------------         ------
   Total.................      3,733        $585,731,351.23         100.00%
                               =====        ===============         ======
___________________
(1) The weighted average current Mortgage Rate of the Group I Mortgage Loans as of the Cut-off Date was approximately 7.208% per annum.

         GROSS MARGINS OF THE ADJUSTABLE-RATE GROUP I MORTGAGE LOANS(1)

                                                                 % OF AGGREGATE
                             NUMBER OF    PRINCIPAL BALANCE    PRINCIPAL BALANCE
                             MORTGAGE     OUTSTANDING AS OF    OUTSTANDING AS OF
     GROSS MARGIN (%)          LOANS      THE CUT-OFF DATE      THE CUT-OFF DATE
------------------------     ---------    -----------------    -----------------
2.501 to 3.000..........         12        $  2,134,928.86            0.60%
3.001 to 3.500..........         82          15,963,966.97            4.46
3.501 to 4.000..........        202          36,013,050.66           10.06
4.001 to 4.500..........        331          58,609,560.59           16.38
4.501 to 5.000..........        408          70,689,065.59           19.75
5.001 to 5.500..........        440          68,630,785.15           19.18
5.501 to 6.000..........        315          47,858,391.02           13.37
6.001 to 6.500..........        185          25,755,007.61            7.20
6.501 to 7.000..........        114          15,998,208.02            4.47
7.001 to 7.500..........         63           8,544,707.17            2.39
7.501 to 8.000..........         60           7,653,205.26            2.14
                              -----        ---------------          ------
   Total................      2,212        $357,850,876.90          100.00%
                              =====        ===============          ======

(1) The weighted average Gross Margin of the Adjustable-Rate Group I Mortgage Loans as of the Cut-off Date was approximately 5.07% per annum.



     NEXT ADJUSTMENT DATE FOR THE ADJUSTABLE-RATE GROUP I MORTGAGE LOANS(1)

                                                                 % OF AGGREGATE
                              NUMBER OF   PRINCIPAL BALANCE    PRINCIPAL BALANCE
                              MORTGAGE    OUTSTANDING AS OF    OUTSTANDING AS OF
    NEXT ADJUSTMENT DATE        LOANS     THE CUT-OFF DATE      THE CUT-OFF DATE
--------------------------    ---------   -----------------    -----------------
4/1/2004..................         1       $    229,410.00            0.06%
1/1/2005..................         1            152,120.42            0.04
3/1/2005..................         3            302,926.87            0.08
4/1/2005..................         8          1,122,181.73            0.31
5/1/2005..................        17          2,604,122.65            0.73
6/1/2005..................        50          8,305,994.84            2.32
7/1/2005..................        86         14,758,238.15            4.12
8/1/2005..................       356         58,797,787.51           16.43
9/1/2005..................       973        160,832,232.81           44.94
10/1/2005.................       463         74,527,457.80           20.83
1/1/2006..................         1             63,701.63            0.02
4/1/2006..................         1             94,925.17            0.03
6/1/2006..................         2            278,219.26            0.08
7/1/2006..................         7            984,290.63            0.28
8/1/2006..................        48          6,506,139.64            1.82
9/1/2006..................       117         16,907,935.22            4.72
10/1/2006.................        58          8,359,709.60            2.34
3/1/2018..................         1             49,765.20            0.01
6/1/2018..................         1            194,720.57            0.05
7/1/2018..................         2            395,085.31            0.11
8/1/2018..................        10          1,588,163.60            0.44
9/1/2018..................         6            795,748.29            0.22
                               -----       ---------------          ------
   Total..................     2,212       $357,850,876.90          100.00%
                               =====       ===============          ======

___________________
(1) The weighted average time until the next Adjustment for the Adjustable-Rate Group I Mortgage Loans as of the Cut-off Date is approximately 25 months.

     MAXIMUM MORTGAGE RATES OF THE ADJUSTABLE-RATE GROUP I MORTGAGE LOANS(1)

                                                                 % OF AGGREGATE
                              NUMBER OF   PRINCIPAL BALANCE    PRINCIPAL BALANCE
                              MORTGAGE    OUTSTANDING AS OF    OUTSTANDING AS OF
 MAXIMUM MORTGAGE RATE (%)      LOANS     THE CUT-OFF DATE      THE CUT-OFF DATE
--------------------------    ---------   -----------------    -----------------
10.501 to 11.000..........         1      $    237,760.97             0.07%
11.001 to 11.500..........        57        11,632,056.74             3.25
11.501 to 12.000..........       168        31,134,635.42             8.70
12.001 to 12.500..........       248        43,936,130.73            12.28
12.501 to 13.000..........       442        76,166,958.82            21.28
13.001 to 13.500..........       331        54,157,980.07            15.13
13.501 to 14.000..........       422        67,283,363.45            18.80
14.001 to 14.500..........       210        30,239,012.40             8.45
14.501 to 15.000..........       160        21,186,931.36             5.92
15.001 to 15.500..........        67         9,232,277.79             2.58
15.501 to 16.000..........        53         6,502,097.16             1.82
16.001 to 16.500..........        30         4,010,918.43             1.12
16.501 to 17.000..........         9           930,001.85             0.26
17.001 to 17.500..........         8           582,460.33             0.16
17.501 to 18.000..........         3           372,145.84             0.10
18.001 to 18.500..........         3           246,145.54             0.07
                               -----      ---------------           ------
   Total..................     2,212      $357,850,876.90           100.00%
                               =====      ===============           ======

___________________
(1) The weighted average Maximum Mortgage Rate of the Adjustable-Rate Group I Mortgage Loans as of the Cut-off Date was approximately 13.306% per annum.

     MINIMUM MORTGAGE RATES OF THE ADJUSTABLE-RATE GROUP I MORTGAGE LOANS(1)

                                                                 % OF AGGREGATE
                              NUMBER OF    PRINCIPAL BALANCE   PRINCIPAL BALANCE
                              MORTGAGE     OUTSTANDING AS OF   OUTSTANDING AS OF
 MINIMUM MORTGAGE RATE (%)      LOANS      THE CUT-OFF DATE     THE CUT-OFF DATE
--------------------------    ---------    -----------------   -----------------
4.501 to 5.000............         1        $    237,760.97           0.07%
5.001 to 5.500............        57          11,632,056.74           3.25
5.501 to 6.000............       168          31,134,635.42           8.70
6.001 to 6.500............       248          43,936,130.73          12.28
6.501 to 7.000............       443          76,316,826.48          21.33
7.001 to 7.500............       331          54,157,980.07          15.13
7.501 to 8.000............       423          67,509,251.42          18.87
8.001 to 8.500............       213          30,866,982.13           8.63
8.501 to 9.000............       159          20,902,572.90           5.84
9.001 to 9.500............        67           9,138,720.11           2.55
9.501 to 10.000...........        52           6,410,699.99           1.79
10.001 to 10.500..........        27           3,476,506.38           0.97
10.501 to 11.000..........         9             930,001.85           0.26
11.001 to 11.500..........         8             582,460.33           0.16
11.501 to 12.000..........         3             372,145.84           0.10
12.001 to 12.500..........         3             246,145.54           0.07
                               -----        ---------------         ------
   Total..................     2,212        $357,850,876.90         100.00%
                               =====        ===============         ======

___________________
(1) The weighted average Minimum Mortgage Rate of the Adjustable-Rate Group I Mortgage Loans as of the Cut-off Date was approximately 7.301% per annum.



   INITIAL PERIODIC RATE CAPS OF THE ADJUSTABLE-RATE GROUP I MORTGAGE LOANS(1)

                                                                 % OF AGGREGATE
                                NUMBER OF  PRINCIPAL BALANCE   PRINCIPAL BALANCE
                                MORTGAGE   OUTSTANDING AS OF   OUTSTANDING AS OF
INITIAL PERIODIC RATE CAP (%)     LOANS    THE CUT-OFF DATE     THE CUT-OFF DATE
-----------------------------   ---------  -----------------   -----------------
1.000........................        1      $    229,410.00           0.06%
3.000........................    2,211       357,621,466.90          99.94
                                 -----      ---------------         ------
   Total.....................    2,212      $357,850,876.90         100.00%
                                 =====      ===============         ======

___________________
(1)  Relates solely to initial rate adjustments.



   SUBSEQUENT PERIODIC RATE CAPS OF THE ADJUSTABLE-RATE GROUP I MORTGAGE LOANS

                                                                % OF AGGREGATE
                           NUMBER OF    PRINCIPAL BALANCE     PRINCIPAL BALANCE
                           MORTGAGE     OUTSTANDING AS OF     OUTSTANDING AS OF
PERIODIC RATE CAP (%)        LOANS      THE CUT-OFF DATE       THE CUT-OFF DATE
---------------------      ---------    -----------------     -----------------
1.000................       2,203        $356,392,983.85           99.59%
1.500................           9           1,457,893.05            0.41
                            -----        ---------------          ------
   Total.............       2,212        $357,850,876.90          100.00%
                            =====        ===============          ======

GROUP II MORTGAGE LOANS STATISTICS

The following statistical information, unless otherwise specified, is based upon percentages of the Principal Balances of the Group II Mortgage Loans as of the Cut-off Date.

         Approximately 39.52% of the Group II Mortgage Loans had loan-to-value ratios at origination in excess of 80.00%. Approximately 0.41% of the Group II Mortgage Loans had a loan- to-value ratio at origination in excess of 95.00% and the weighted average loan-to-value ratio of the Group II Mortgage Loans at origination was approximately 78.46%. There can be no assurance that the loan-to-value ratio of any Mortgage Loan determined at any time after origination is less than or equal to its original loan-to-value ratio. Additionally, the Originator's determination of the value of a Mortgaged Property used in the calculation of the loan-to-value ratios of the Mortgage Loans may differ from the appraised value of such Mortgaged Property or the actual value of such Mortgaged Property. The loan-to-value ratio of any Group II Mortgage Loan that is a second lien Mortgage Loan is calculated based on the aggregate principal balance of such second lien Mortgage Loan and any senior lien mortgage loan.

Except with respect to approximately 0.1% of the Group II Mortgage Loans, all of the Group II Mortgage Loans have a Due Date of the first day of the month.

The weighted average remaining term to maturity of the Group II Mortgage Loans is approximately 352 months as of the Cut-off Date. None of the Group II Mortgage Loans had a first Due Date prior to August 1, 2002 or after November 1, 2003 or will have a remaining term to maturity of less than 118 months or greater than 360 months as of the Cut-off Date. The latest maturity date of any Group II Mortgage Loan is October 1, 2033.

The average Principal Balance of the Group II Mortgage Loans at origination was approximately $236,291. The average Principal Balance of the Group II Mortgage Loans as of the Cut-off Date was approximately $236,018. No Group II Mortgage Loan had a Principal Balance as of the Cut-off Date of greater than approximately $998,123 or less than approximately $49,742.

The Group II Mortgage Loans had Mortgage Rates as of the Cut-off Date of not less than 5.100% per annum and not more than 12.250% per annum and the weighted average Mortgage Rate was approximately 7.132% per annum. As of the Cut-off Date, the Adjustable-Rate Group II Mortgage Loans had Gross Margins ranging from 3.000% to 10.140%, Minimum Mortgage Rates ranging from 5.100% per annum to 11.940% per annum and Maximum Mortgage Rates ranging from 11.100% per annum to 17.640% per annum. As of the Cut-off Date, the Adjustable-Rate Group II Mortgage Loans had a weighted average Gross Margin of approximately 4.932% per annum, a weighted average Minimum Mortgage Rate of approximately 7.082% per annum and a weighted average Maximum Mortgage Rate of approximately 13.098% per annum. The latest next Adjustment Date following the Cut-off Date on any Adjustable-Rate Group II Mortgage Loan occurs in August 1, 2018, and the weighted average next Adjustment Date for the Adjustable-Rate Group II Mortgage Loans following the Cut-off Date is October 2005.

The Group II Mortgage Loans are expected to have the following characteristics as of the Cut-off Date (the sum in any column may not equal the total indicated due to rounding):

        CUT-OFF DATE PRINCIPAL BALANCES OF THE GROUP II MORTGAGE LOANS(1)


                                                                 % OF AGGREGATE
                                NUMBER OF   PRINCIPAL BALANCE  PRINCIPAL BALANCE
                                MORTGAGE    OUTSTANDING AS OF  OUTSTANDING AS OF
     PRINCIPAL BALANCE ($)        LOANS     THE CUT-OFF DATE    THE CUT-OFF DATE
-----------------------------   ---------   -----------------  -----------------
less than 50,000.00..........      20       $    998,409.84           0.61%
50,000.01 to 75,000.00.......     132          8,449,934.52           5.14
75,000.01 to 100,000.00......      99          8,645,429.87           5.26
100,000.01 to 125,000.00.....      47          5,235,698.57           3.19
125,000.01 to 150,000.00.....      36          4,902,768.69           2.98
150,000.01 to 175,000.00.....      23          3,636,489.50           2.21
175,000.01 to 200,000.00.....      25          4,709,200.42           2.87
200,000.01 to 225,000.00.....      11          2,308,590.71           1.41
225,000.01 to 250,000.00.....       7          1,691,513.03           1.03
250,000.01 to 275,000.00.....       3            800,391.98           0.49
275,000.01 to 300,000.00.....       4          1,159,266.94           0.71
300,000.01 to 325,000.00.....       9          2,893,430.57           1.76
325,000.01 to 350,000.00.....      64         21,698,406.54          13.21
350,000.01 to 375,000.00.....      51         18,466,691.80          11.24
375,000.01 to 400,000.00.....      39         15,153,900.34           9.23
400,000.01 to 425,000.00.....      24          9,887,238.56           6.02
425,000.01 to 450,000.00.....      26         11,452,516.38           6.97
450,000.01 to 475,000.00.....      10          4,613,792.97           2.81
475,000.01 to 500,000.00.....      28         13,791,198.29           8.40
500,000.01 to 525,000.00.....       7          3,620,216.30           2.20
525,000.01 to 550,000.00.....       8          4,337,993.83           2.64
550,000.01 to 575,000.00.....       2          1,107,407.08           0.67
575,000.01 to 600,000.00.....       7          4,129,640.65           2.51
600,000.01 to 625,000.00.....       3          1,839,975.05           1.12
625,000.01 to 650,000.00.....       2          1,271,361.89           0.77
650,000.01 to 675,000.00.....       1            664,438.57           0.40
675,000.01 to 700,000.00.....       1            699,335.81           0.43
725,000.01 to 750,000.00.....       2          1,482,853.69           0.90
775,000.01 to 800,000.00.....       1            777,044.86           0.47
925,000.01 to 950,000.00.....       3          2,845,438.06           1.73
975,000.01 to 1,000,000.00...       1            998,122.90           0.61
                                  ---       ---------------         ------
   Total.....................     696       $164,268,698.21         100.00%
                                  ===       ===============         ======

___________________
(1) The average Cut-off Date Principal Balance of the Group II Mortgage Loans was approximately $236,018.

                CREDIT SCORES FOR THE GROUP II MORTGAGE LOANS(1)

                                                                % OF AGGREGATE
                           NUMBER OF    PRINCIPAL BALANCE     PRINCIPAL BALANCE
                           MORTGAGE     OUTSTANDING AS OF     OUTSTANDING AS OF
     CREDIT SCORE            LOANS      THE CUT-OFF DATE       THE CUT-OFF DATE
-----------------------    ---------    -----------------     ------------------
801 to 850.............       1          $     59,691.23              0.04%
751 to 800.............      10             2,788,593.80              1.70
701 to 750.............      45            14,855,346.12              9.04
651 to 700.............     103            29,792,533.07             18.14
601 to 650.............     181            44,890,205.91             27.33
551 to 600.............     135            33,352,421.11             20.30
501 to 550.............     176            32,629,549.16             19.86
451 to 500.............       6               827,734.49              0.50
                             39             5,072,623.32              3.09
                            ---          ---------------            ------
   Total...............     696          $164,268,698.21            100.00%
                            ===          ===============            ======

___________________
(1) The weighted average credit score of the Group II Mortgage Loans that had credit scores was approximately 614.



                  CREDIT GRADE FOR THE GROUP II MORTGAGE LOANS

                                                                % OF AGGREGATE
                              NUMBER OF   PRINCIPAL BALANCE   PRINCIPAL BALANCE
                              MORTGAGE    OUTSTANDING AS OF   OUTSTANDING AS OF
         CREDIT GRADE           LOANS     THE CUT-OFF DATE     THE CUT-OFF DATE
---------------------------   ---------   -----------------   -----------------
AA+........................     76         $ 19,784,370.08           12.04%
AA.........................    349           91,310,580.21           55.59
A..........................    161           37,635,088.45           22.91
B..........................     74           10,390,889.46            6.33
C..........................     19            3,001,694.03            1.83
CC.........................     17            2,146,075.98            1.31
                               ---         ---------------          ------
   Total...................    696         $164,268,698.21          100.00%
                               ===         ===============          ======



          ORIGINAL TERMS TO MATURITY OF THE GROUP II MORTGAGE LOANS(1)

                                                                % OF AGGREGATE
                              NUMBER OF   PRINCIPAL BALANCE   PRINCIPAL BALANCE
                              MORTGAGE    OUTSTANDING AS OF   OUTSTANDING AS OF
 ORIGINAL TERM (MONTHS)         LOANS     THE CUT-OFF DATE     THE CUT-OFF DATE
--------------------------    ---------   -----------------   -----------------
120.......................        2        $    100,493.34           0.06%
180.......................       24           3,076,655.84           1.87
240.......................       53           4,781,935.93           2.91
360.......................      617         156,309,613.10          95.15
                                ---        ---------------         ------
   Total..................      696        $164,268,698.21         100.00%
                                ===        ===============         ======
___________________
(1) The weighted average original term to maturity of the Group II Mortgage Loans was approximately 353 months.

          REMAINING TERMS TO MATURITY OF THE GROUP II MORTGAGE LOANS(1)

                                                                 % OF AGGREGATE
                           NUMBER OF     PRINCIPAL BALANCE     PRINCIPAL BALANCE
                           MORTGAGE      OUTSTANDING AS OF     OUTSTANDING AS OF
REMAINING TERM (MONTHS)      LOANS       THE CUT-OFF DATE       THE CUT-OFF DATE
-----------------------    ---------     -----------------     -----------------
116 to 120.............        2          $    100,493.34              0.06%
171 to 175.............        1                63,870.61              0.04
176 to 180.............       23             3,012,785.23              1.83
236 to 240.............       53             4,781,935.93              2.91
341 to 345.............        1               141,799.93              0.09
351 to 355.............        7             1,577,147.11              0.96
356 to 360.............      609           154,590,666.06             94.11
                             ---          ---------------            ------
   Total...............      696          $164,268,698.21            100.00%
                             ===          ===============            ======

___________________
(1) The weighted average remaining term to maturity of the Group II Mortgage Loans was approximately 352 months.



                  PROPERTY TYPES OF THE GROUP II MORTGAGE LOANS

                                                                 % OF AGGREGATE
                                 NUMBER OF  PRINCIPAL BALANCE  PRINCIPAL BALANCE
                                  MORTGAGE  OUTSTANDING AS OF  OUTSTANDING AS OF
      PROPERTY TYPE                LOANS     THE CUT-OFF DATE   THE CUT-OFF DATE
------------------------------   ---------  -----------------  -----------------
SFR - Detached................      514       $130,895,713.04        79.68%
PUD - Detached(1).............       42         12,625,229.80         7.69
2-4 family - Detached.........       38          7,725,269.52         4.70
MF Housing - Detached.........       75          6,972,537.85         4.24
2-4 family - Attached.........        7          2,046,326.47         1.25
Low Rise Condo - Attached.....       12          1,742,987.26         1.06
PUD - Attached(1).............        3          1,131,673.05         0.69
High Rise Condo - Attached....        2            604,579.35         0.37
Low Rise Condo - Detached.....        1            386,605.16         0.24
SFR - Attached................        2            137,776.71         0.08
                                    ---       ---------------       ------
   Total......................      696       $164,268,698.21       100.00%
                                    ===       ===============       ======

___________________
(1)  PUD refers to a home or "unit" in a Planned Unit Development.



               OCCUPANCY STATUS OF THE GROUP II MORTGAGE LOANS(1)

                                                                 % OF AGGREGATE
                             NUMBER OF    PRINCIPAL BALANCE    PRINCIPAL BALANCE
                             MORTGAGE     OUTSTANDING AS OF    OUTSTANDING AS OF
      OCCUPANCY STATUS         LOANS      THE CUT-OFF DATE      THE CUT-OFF DATE
--------------------------   ---------    -----------------    -----------------
Owner Occupied............     674         $160,885,424.29           97.94%
Non-Owner Occupied........      16            1,893,966.67            1.15
Second Home...............       6            1,489,307.25            0.91
                               ---         ---------------          ------
   Total..................     696         $164,268,698.21          100.00%
                               ===         ===============          ======

___________________
(1)  Occupancy as represented by the mortgagor at the time of origination.

                     PURPOSE OF THE GROUP II MORTGAGE LOANS

                                                                 % OF AGGREGATE
                               NUMBER OF   PRINCIPAL BALANCE   PRINCIPAL BALANCE
                               MORTGAGE    OUTSTANDING AS OF   OUTSTANDING AS OF
          PURPOSE                LOANS     THE CUT-OFF DATE     THE CUT-OFF DATE
----------------------------   ---------   -----------------   -----------------
Cash Out Refinance..........      449       $103,540,127.99         63.03%
Purchase....................      180         46,063,242.77         28.04
Rate and Term Refinance.....       67         14,665,327.45          8.93
                                  ---       ---------------        ------
   Total....................      696       $164,268,698.21        100.00%
                                  ===       ===============        ======



      ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP II MORTGAGE LOANS(1)(2)(3)

                                                                 % OF AGGREGATE
                                 NUMBER OF  PRINCIPAL BALANCE  PRINCIPAL BALANCE
                                 MORTGAGE   OUTSTANDING AS OF  OUTSTANDING AS OF
ORIGINAL LOAN-TO-VALUE RATIO(%)    LOANS    THE CUT-OFF DATE    THE CUT-OFF DATE
-------------------------------  ---------  -----------------  -----------------
20.01 to 25.00.................      3      $    724,251.37           0.44%
25.01 to 30.00.................      1            60,000.00           0.04
30.01 to 35.00.................      1           128,154.50           0.08
35.01 to 40.00.................      6         1,013,416.57           0.62
40.01 to 45.00.................      1           102,000.00           0.06
45.01 to 50.00.................     14         4,910,993.98           2.99
50.01 to 55.00.................     19         3,753,928.66           2.29
55.01 to 60.00.................     26         4,181,158.22           2.55
60.01 to 65.00.................     44         9,281,594.94           5.65
65.01 to 70.00.................     46        11,518,753.21           7.01
70.01 to 75.00.................     81        19,127,572.50          11.64
75.01 to 80.00.................    193        44,550,238.74          27.12
80.01 to 85.00.................     75        14,715,575.18           8.96
85.01 to 90.00.................    126        35,844,821.15          21.82
90.01 to 95.00.................     49        13,677,573.74           8.33
95.01 to 100.00................     11           678,665.45           0.41
                                   ---      ---------------         ------
   Total.......................    696      $164,268,698.21         100.00%
                                   ===      ===============         ======

___________________
(1) The weighted average original loan-to-value ratio of the Group II Mortgage Loans as of the Cut-off Date was approximately 78.46%.
(2) For a description of the determination of loan-to-value ratio by the Master Servicer see "Option One Mortgage Corporation--Underwriting Standards" in the prospectus supplement.
(3) References to loan-to-value ratios are references to combined loan-to-value ratios with respect to second lien Mortgage Loans.

         GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES RELATED TO
                         THE GROUP II MORTGAGE LOANS(1)

                                                                 % OF AGGREGATE
                              NUMBER OF    PRINCIPAL BALANCE   PRINCIPAL BALANCE
                              MORTGAGE     OUTSTANDING AS OF   OUTSTANDING AS OF
         LOCATION               LOANS      THE CUT-OFF DATE     THE CUT-OFF DATE
--------------------------    ---------    -----------------   -----------------
California................      175         $ 60,323,078.11           36.72%
New York..................      101           30,061,777.06           18.30
Massachusetts.............       32           10,260,259.85            6.25
New Jersey................       32            7,646,430.57            4.65
Florida...................       44            6,475,645.35            3.94
Texas.....................       23            5,984,194.47            3.64
Virginia..................       20            4,249,265.69            2.59
Illinois..................       15            3,913,255.43            2.38
Ohio......................       20            3,347,239.96            2.04
Georgia...................       22            2,950,866.17            1.80
Kentucky..................       32            2,891,128.85            1.76
Maryland..................       10            2,751,098.08            1.67
Connecticut...............       12            2,724,663.66            1.66
Michigan..................       16            2,135,257.71            1.30
Colorado..................       12            1,989,438.95            1.21
Pennsylvania..............       16            1,914,414.62            1.17
North Carolina............       12            1,651,845.25            1.01
New Hampshire.............        8            1,568,988.72            0.96
Arizona...................       13            1,461,871.99            0.89
Washington................        7            1,223,676.24            0.74
Rhode Island..............        8            1,222,426.55            0.74
Maine.....................        9            1,069,215.56            0.65
Nevada....................        3            1,034,420.58            0.63
South Carolina............        6              892,548.12            0.54
Missouri..................        6              810,564.82            0.49
Tennessee.................        9              703,781.86            0.43
Indiana...................        5              634,614.42            0.39
Oregon....................        6              587,045.30            0.36
Louisiana.................        3              295,442.77            0.18
Minnesota.................        2              232,191.59            0.14
New Mexico................        2              174,019.69            0.11
Mississippi...............        2              171,652.69            0.10
Vermont...................        2              171,424.10            0.10
Wisconsin.................        3              169,654.47            0.10
Montana...................        2              150,150.54            0.09
Idaho.....................        2              138,313.76            0.08
Oklahoma..................        1               83,950.05            0.05
Utah......................        1               75,942.46            0.05
Delaware..................        1               70,974.37            0.04
Nebraska..................        1               55,967.78            0.03
                                ---         ---------------          ------
   Total..................      696         $164,268,698.21          100.00%
                                ===         ===============          ======

___________________
(1) The greatest ZIP Code geographic concentration of Group II Mortgage Loans was approximately 0.99% in the 11746 ZIP Code.

             DOCUMENTATION LEVELS OF THE GROUP II MORTGAGE LOANS(1)

                                                                 % OF AGGREGATE
                                 NUMBER OF  PRINCIPAL BALANCE  PRINCIPAL BALANCE
                                 MORTGAGE   OUTSTANDING AS OF  OUTSTANDING AS OF
        DOCUMENTATION LEVEL        LOANS    THE CUT-OFF DATE    THE CUT-OFF DATE
-------------------------------  ---------  -----------------  -----------------
Full Documentation.............     456      $101,923,138.63        62.05%
Stated Income Documentation....     221        58,887,558.68         35.85
No Documentation...............      11         2,239,843.64          1.36
Lite Documentation.............       8         1,218,157.26          0.74
                                    ---      ---------------        ------
   Total.......................     696      $164,268,698.21        100.00%
                                    ===      ===============        ======

___________________
(1) For a description of each Documentation Level, see "Option One Mortgage Corporation--Underwriting Standards" in the prospectus supplement.


            CURRENT MORTGAGE RATES OF THE GROUP II MORTGAGE LOANS(1)

                                                                 % OF AGGREGATE
                              NUMBER OF    PRINCIPAL BALANCE   PRINCIPAL BALANCE
                              MORTGAGE     OUTSTANDING AS OF   OUTSTANDING AS OF
CURRENT MORTGAGE RATE (%)       LOANS      THE CUT-OFF DATE     THE CUT-OFF DATE
-------------------------     ---------    -----------------   -----------------
5.001 to 5.500...........        19         $  8,061,648.20            4.91%
5.501 to 6.000...........        51           18,939,934.74           11.53
6.001 to 6.500...........        91           31,704,117.54           19.30
6.501 to 7.000...........       117           35,242,448.26           21.45
7.001 to 7.500...........        94           21,354,723.48           13.00
7.501 to 8.000...........        81           19,380,841.41           11.80
8.001 to 8.500...........        55           10,063,426.98            6.13
8.501 to 9.000...........        61            7,787,637.23            4.74
9.001 to 9.500...........        31            3,652,189.16            2.22
9.501 to 10.000..........        34            2,737,430.33            1.67
10.001 to 10.500.........        18            1,384,199.98            0.84
10.501 to 11.000.........        21            1,778,548.59            1.08
11.001 to 11.500.........        17            1,645,998.94            1.00
11.501 to 12.000.........         4              405,868.90            0.25
12.001 to 12.500.........         2              129,684.47            0.08
                                ---         ---------------          ------
   Total.................       696         $164,268,698.21          100.00%
                                ===         ===============          ======

___________________
(1) The weighted average current Mortgage Rate of the Group II Mortgage Loans as of the Cut-off Date was approximately 7.132% per annum.

         GROSS MARGINS OF THE ADJUSTABLE-RATE GROUP II MORTGAGE LOANS(1)

                                                                 % OF AGGREGATE
                            NUMBER OF     PRINCIPAL BALANCE    PRINCIPAL BALANCE
                            MORTGAGE      OUTSTANDING AS OF    OUTSTANDING AS OF
     GROSS MARGIN (%)         LOANS       THE CUT-OFF DATE      THE CUT-OFF DATE
-------------------------   ---------     -----------------    -----------------
2.501 to 3.000...........       2          $  1,136,313.92            1.08%
3.001 to 3.500...........      21             8,263,755.40            7.82
3.501 to 4.000...........      33            13,142,079.01           12.44
4.001 to 4.500...........      57            17,433,135.59           16.51
4.501 to 5.000...........      89            25,110,783.22           23.78
5.001 to 5.500...........      72            15,688,145.22           14.85
5.501 to 6.000...........      54            10,304,845.57            9.76
6.001 to 6.500...........      31             5,357,504.33            5.07
6.501 to 7.000...........      15             3,183,435.49            3.01
7.001 to 7.500...........       8               943,606.25            0.89
7.501 to 8.000...........      11             1,271,578.82            1.20
8.001 to 8.500...........      14             1,960,043.67            1.86
8.501 to 9.000...........      10             1,159,062.44            1.10
9.001 to 9.500...........       3               606,728.08            0.57
10.001 to 10.500.........       1                50,316.88            0.05
                              ---          ---------------          ------
   Total.................     421          $105,611,333.89          100.00%
                              ===          ===============          ======

___________________
(1) The weighted average Gross Margin of the Adjustable-Rate Group II Mortgage Loans as of the Cut-off Date was approximately 4.932% per annum.



     NEXT ADJUSTMENT DATE FOR THE ADJUSTABLE-RATE GROUP II MORTGAGE LOANS(1)

                                                                 % OF AGGREGATE
                               NUMBER OF   PRINCIPAL BALANCE   PRINCIPAL BALANCE
                               MORTGAGE    OUTSTANDING AS OF   OUTSTANDING AS OF
    NEXT ADJUSTMENT DATE         LOANS     THE CUT-OFF DATE     THE CUT-OFF DATE
----------------------------   ---------   -----------------   -----------------
7/1/2004....................       1       $    141,799.93            0.13%
1/1/2005....................       1            182,451.81            0.17
3/1/2005....................       1            227,046.26            0.21
4/1/2005....................       2            429,746.46            0.41
5/1/2005....................       3            737,902.58            0.70
6/1/2005....................      14          4,268,552.37            4.04
7/1/2005....................      12          2,321,924.92            2.20
8/1/2005....................      78         20,241,462.08           19.17
9/1/2005....................     189         48,633,768.07           46.05
10/1/2005...................      66         17,361,504.00           16.44
6/1/2006....................       1             72,329.58            0.07
7/1/2006....................       3            786,094.37            0.74
8/1/2006....................      14          2,488,191.10            2.36
9/1/2006....................      28          6,698,114.55            6.34
10/1/2006...................       4            579,025.00            0.55
6/1/2018....................       1             66,978.92            0.06
8/1/2018....................       3            374,441.89            0.35
                                 ---       ---------------          ------
   Total....................     421       $105,611,333.89          100.00%
                                 ===       ===============          ======

___________________
(1) The weighted average time until the next Adjustment for the Adjustable-Rate Group II Mortgage Loans as of the Cut-off Date is approximately 25 months.

    MAXIMUM MORTGAGE RATES OF THE ADJUSTABLE-RATE GROUP II MORTGAGE LOANS(1)

                                                                 % OF AGGREGATE
                               NUMBER OF   PRINCIPAL BALANCE   PRINCIPAL BALANCE
                               MORTGAGE    OUTSTANDING AS OF   OUTSTANDING AS OF
  MAXIMUM MORTGAGE RATE (%)      LOANS     THE CUT-OFF DATE     THE CUT-OFF DATE
---------------------------    ---------   -----------------   -----------------
11.001 to 11.500...........       19        $  8,061,648.20            7.63%
11.501 to 12.000...........       33          12,418,020.40           11.76
12.001 to 12.500...........       54          19,794,508.29           18.74
12.501 to 13.000...........       59          17,196,231.28           16.28
13.001 to 13.500...........       71          16,266,364.79           15.40
13.501 to 14.000...........       55          12,238,938.70           11.59
14.001 to 14.500...........       38           7,493,117.97            7.09
14.501 to 15.000...........       36           5,435,243.58            5.15
15.001 to 15.500...........       17           2,633,239.57            2.49
15.501 to 16.000...........       19           1,842,743.20            1.74
16.001 to 16.500...........        3             292,042.80            0.28
16.501 to 17.000...........        7             718,108.95            0.68
17.001 to 17.500...........        7             873,856.91            0.83
17.501 to 18.000...........        3             347,269.25            0.33
                                 ---        ---------------          ------
   Total...................      421        $105,611,333.89          100.00%
                                 ===        ===============          ======

___________________
(1) The weighted average Maximum Mortgage Rate of the Adjustable-Rate Group II Mortgage Loans as of the Cut-off Date was approximately 13.098% per annum.


    MINIMUM MORTGAGE RATES OF THE ADJUSTABLE-RATE GROUP II MORTGAGE LOANS(1)

                                                                 % OF AGGREGATE
                             NUMBER OF    PRINCIPAL BALANCE    PRINCIPAL BALANCE
                             MORTGAGE     OUTSTANDING AS OF    OUTSTANDING AS OF
MINIMUM MORTGAGE RATE (%)      LOANS      THE CUT-OFF DATE      THE CUT-OFF DATE
-------------------------    ---------    -----------------    -----------------
5.001 to 5.500...........       19        $  8,061,648.20            7.63%
5.501 to 6.000...........       33          12,418,020.40           11.76
6.001 to 6.500...........       54          19,794,508.29           18.74
6.501 to 7.000...........       59          17,196,231.28           16.28
7.001 to 7.500...........       71          16,266,364.79           15.40
7.501 to 8.000...........       57          13,093,654.14           12.40
8.001 to 8.500...........       40           7,815,950.16            7.40
8.501 to 9.000...........       36           4,920,204.50            4.66
9.001 to 9.500...........       16           2,452,207.31            2.32
9.501 to 10.000..........       16           1,361,266.91            1.29
10.001 to 10.500.........        4             342,359.68            0.32
10.501 to 11.000.........        7             718,108.95            0.68
11.001 to 11.500.........        6             823,540.03            0.78
11.501 to 12.000.........        3             347,269.25            0.33
                               ---        ---------------          ------
   Total.................      421        $105,611,333.89          100.00%
                               ===        ===============          ======

___________________
(1) The weighted average Minimum Mortgage Rate of the Adjustable-Rate Group II Mortgage Loans as of the Cut-off Date was approximately 7.082% per annum.

  INITIAL PERIODIC RATE CAPS OF THE ADJUSTABLE-RATE GROUP II MORTGAGE LOANS(1)

                                                                 % OF AGGREGATE
                                NUMBER OF  PRINCIPAL BALANCE   PRINCIPAL BALANCE
                                MORTGAGE   OUTSTANDING AS OF   OUTSTANDING AS OF
INITIAL PERIODIC RATE CAP (%)     LOANS    THE CUT-OFF DATE     THE CUT-OFF DATE
-----------------------------   ---------  ----------------     ----------------
3.000........................     421       $105,611,333.89          100.00%
                                  ---       ---------------          ------
   Total.....................     421       $105,611,333.89          100.00%
                                  ===       ===============          ======
___________________
(1)  Relates solely to initial rate adjustments.


 SUBSEQUENT PERIODIC RATE CAPS OF THE ADJUSTABLE-RATE GROUP II MORTGAGE LOANS(1)

                                                                % OF AGGREGATE
                             NUMBER OF   PRINCIPAL BALANCE    PRINCIPAL BALANCE
                             MORTGAGE    OUTSTANDING AS OF    OUTSTANDING AS OF
   PERIODIC RATE CAP (%)       LOANS     THE CUT-OFF DATE      THE CUT-OFF DATE
--------------------------   ---------   ----------------     ----------------
1.000.....................     414        $104,043,793.02           98.52%
1.500.....................       7           1,567,540.87            1.48
                               ---        ---------------          ------
   Total..................     421        $105,611,333.89          100.00%
                               ===        ===============          ======

___________________
(1)  Relates to all rate adjustments subsequent to initial rate adjustments.